SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 25, 2010

 Zynex, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

9990 Park Meadows Dr., Lone Tree, CO	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:  (303) 703-4906

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 25, 2010, Zynex, Inc. issued a press release concerning preliminary operating results for the year ended December 31, 2009.  The press release is furnished as Exhibit 99.1 to this Form 8-K Report.

Item 9.01.  Financial Statements and Exhibits

The following exhibit accompanies this Report:

Exhibit No.	Document

99.1	Press Release of Zynex, Inc. dated March 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc.
(Registrant)

Date: March 29, 2010	By:	/s/ Fritz Allison
Fritz Allison
Chief Financial Officer

Exhibit Index

Exhibit No.	Document

99.1	Press Release of Zynex, Inc. dated March 25, 2010